UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 13, 2013

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On February 14, 2013, Gleacher & Company, Inc. (the “Company”), Descap Mortgage Funding, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Descap”), ClearPoint Funding, Inc., a Delaware corporation and a wholly-owned subsidiary of Descap (“ClearPoint”), and Homeward Residential, Inc., a Delaware corporation and wholly-owned subsidiary of Ocwen Financial Corp. (“Homeward”), entered into an Asset Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Homeward will acquire substantially all of ClearPoint’s assets and assume certain liabilities of ClearPoint (the “Transaction”). The Purchase Agreement provides that Homeward will pay to ClearPoint consideration based primarily on the value of the warehouse loans, loan pipeline and fixed assets, subject to certain deductions for costs and expenses.

Each of the Company, ClearPoint and Homeward has made representations, warranties and covenants in the Purchase Agreement. The assertions embodied in the representations and warranties were made solely for purposes of the Purchase Agreement and are not intended to provide factual, business, or financial information about the parties to the Purchase Agreement. Moreover, some of the representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk between the parties rather than establishing matters as facts.

The consummation of the Transaction is subject to certain conditions, including receipt of specified third-party consents and the absence of any material adverse effect. The parties have agreed to certain interim operating covenants through the closing. The Purchase Agreement also provides for customary termination and indemnification provisions.

This summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2013, and which, upon filing, will be incorporated herein by reference.

Agreement to Wind-down the Limited Guaranty in favor of Credit Suisse First Boston Mortgage Capital, LLC

On February 14, 2013, the Company, ClearPoint and Credit Suisse First Boston Mortgage Capital, LLC (“CS”) entered into a Consent and Wind-down Agreement (the “CS Wind-down Agreement”) pursuant to which, on the terms and subject to the conditions set forth in the CS Wind-down Agreement, the Amended and Restated Limited Guaranty, dated as of March 15, 2012, made by Gleacher in favor of CS, will be deemed terminated upon the repayment of the outstanding obligations under ClearPoint’s warehouse line agreement with CS (provided that any CS funded loan that has not been purchased by the thirty-first day following the closing date of the Transaction shall be immediately due and payable under the warehouse line agreement with CS). The Amended and Restated Limited Guaranty would be reinstated if payments satisfying such obligations are clawed-back under certain circumstances.

Agreement to Wind-down the Limited Guaranty in favor of UBS Real Estate Securities Inc.

On February 14, 2013, the Company, ClearPoint and UBS Real Estate Securities Inc. (“UBS”) entered into a Consent and Wind-down Agreement (the “UBS Wind-down Agreement”) pursuant to which, on the terms and subject to the conditions set forth in the UBS Wind-down Agreement, the Amended and Restated Limited Guaranty, dated as of March 15, 2012, made by Gleacher in favor of UBS, will be deemed terminated upon the repayment of the outstanding obligations under ClearPoint’s warehouse line agreement with UBS  (provided that any UBS owned loan that has not been purchased by the thirty-first day following the closing date of the Transaction shall be immediately due and payable under the warehouse line agreement with UBS). The Amended and Restated Limited Guaranty would be reinstated if payments satisfying such obligations are clawed-back under certain circumstances.

Item 2.02.                                        Results of Operations and Financial Condition.

On February 15, 2013, the Company issued a press release announcing the Company’s financial results for the period ended December 31, 2012.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2013, the Executive Compensation Committee of the Board of Directors of the Company awarded to Thomas J. Hughes, Chief Executive Officer of the Company, a bonus, payable in cash, of $750,000 in respect of services provided by Mr. Hughes during 2012.  Payment will be made when the Company makes its other year-end bonus payments, expected to be February 15, 2013.

Item 7.01.                                        Regulation FD Disclosure.

The Company announced the matters described in Item 1.01 above in a press release issued on February 15, 2013. That press release is filed herewith as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release of Gleacher & Company, Inc. dated February 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

By:	/s/ Thomas J. Hughes
Name:	Thomas J. Hughes
Title:	Chief Executive Officer

Dated:  February 15, 2013